UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2005
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-31468 (Commission File Number)	98-0428969 (I.R.S. Employer Identification No.)
Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 22, 2005, Montpelier Re Holdings Ltd. issued a press release announcing that it has entered into two transactions providing $90 million in catastrophe protection with Champlain Limited, a Cayman Island company. The press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of the Registrant, dated December 22, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

December 22, 2005	By: /s/ Jonathan B. Kim

Date	Name: Jonathan B. Kim
Title: General Counsel and Secretary